                                                                    EXHIBIT 10.4

                                 FIRST AMENDMENT

                  FIRST AMENDMENT (this "Amendment"), dated as of April 24, 1998, among AMERICAN LAWYER MEDIA HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), AMERICAN LAWYER MEDIA, INC., a Delaware corporation (the "BORROWER"), the several lenders from time to time party to the Credit Agreement referred to below (the "BANKS"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Issuing Bank, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

                  WHEREAS, Holdings, the Borrower, the Banks, the Issuing Banks, the Administrative Agent and the Arrangers are parties to a Credit Agreement, dated as of March 25, 1998 (the "Credit Agreement"); and

                  WHEREAS, subject to the terms and conditions set forth herein, the parties hereto agree as follows;

                  NOW, THEREFORE, it is agreed:

I.       AMENDMENT:

         1. The definition of "Consolidated Total Indebtedness" appearing in
Section 1.01 of the Credit Agreement is hereby amended by deleting the parenthetical phrase ("excluding the Holdings Senior Discount Notes)" appearing therein.

II.      MISCELLANEOUS:

         1. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         2. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         4. This Amendment shall become effective on the date (the "First Amendment Effective Date") when Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof

(whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

         5. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                                   AMERICAN LAWYER MEDIA HOLDINGS, INC.

                                   By:
                                      -----------------------------------
                                         Name:
                                         Title

                                   AMERICAN LAWYER MEDIA, INC.

                                   By:
                                      -----------------------------------
                                         Name:
                                         Title

                                   BANK OF AMERICA NATIONAL TRUST

                                     AND SAVINGS ASSOCIATION, AS ADMINISTRATIVE
                                     AGENT

                                   BANK OF AMERICAN NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION, AS AN ISSUING BANK

                                   By:
                                      -----------------------------------
                                         Name:
                                         Title

                                    BANK OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION, AS A BANK

                                    By:
                                       -----------------------------------
                                          Name:
                                          Title:

                                    BANKBOSTON, N.A., AS BANK AND AS AN ISSUING
                                      BANK

                                    By:
                                       -----------------------------------
                                          Name:
                                          Title:

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This AMENDMENT TO CREDIT AGREEMENT is entered into as of the 26th day of April, 1999 (the "AMENDMENT") by and among AMERICAN LAWYER MEDIA HOLDINGS, INC., a Delaware corporation, ("HOLDINGS"), AMERICAN LAWYER MEDIA, INC., a Delaware corporation, (the "BORROWER"), the several lenders from time to time party to the Amendment (the "REQUIRED BANKS") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as administrative agent (the "ADMINISTRATIVE AGENT").

                                    RECITALS

         A. The Borrower, Holdings, various banks and other financial institutions or entities (collectively, the "BANKS"), the Administrative Agent, the Issuing Bank, the Syndication Agent and the Arrangers have previously entered into that certain Credit Agreement dated as of March 25, 1998 (as amended from time to time, the "CREDIT AGREEMENT").

         B. The Borrower and Holdings have requested that the Required Banks and the Administrative Agent agree to the amendments as hereinafter described.

         C. The Required Banks and the Administrative Agent (including on behalf of all other parties to the Credit Agreement not party hereto) hereby agree to the requested amendments, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the terms and conditions set forth herein, any extension of credit or other financial accommodation heretofore, now or hereafter made by any of the Banks or of the Administrative Agent to the Borrower and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. RECITALS. The foregoing recitals are accurate and are incorporated herein and made a part hereof.

                  2. DEFINITIONS. Each initially capitalized term used herein without definition shall have the meaning ascribed to such term in the Credit Agreement.

                  3. AMENDMENTS. It is hereby agreed that the Credit Agreement shall be amended, effective as of the Effective Date (defined below), as follows:

(a) SECTION 1.01(DEFINED TERMS): "ADJUSTED CONSOLIDATED EBITDA": The definition of Adjusted Consolidated EBITDA in Section 1.01 of the Credit Agreement shall be amended by the deletion of the existing definition and its replacement by the following:

         "ADJUSTED CONSOLIDATED EBITDA" means, for any Measurement Period, Consolidated EBITDA for such Measurement Period, adjusted by adding thereto up to the Applicable Amount of Development Costs actually incurred by Holdings and its Subsidiaries for such Measurement Period, PROVIDED that such Development Costs shall only be added back to the extent that same reduced Consolidated Net Income for such Measurement Period. For these purposes, and in respect of the Measurement Periods specified, the "Applicable Amount" of Development Costs shall be as follows:


Period                                                    Applicable Amount of
                                                            Development Costs
(fiscal quarter ending)                                   ----------------------
-----------------------
March 31, 1999                                            1,500,000
June 30, 1999                                             4,100,000
September 30, 1999                                        6,900,000
December 31, 1999                                         9,200,000
March 31, 2000                                           10,000,000
June 30, 2000                                             9,000,000
September 30, 2000                                        7,000,000
December 31, 2000                                         5,500,000
March 31, 2001 and each fiscal                            4,000,000
quarter thereafter


(b)      SECTION 1.01 (DEFINED TERMS): "CONSOLIDATED EBITDA":
         The definition of Consolidated EBITDA in Section 1.01 of the Credit Agreement shall be amended by the insertion on the 26th line thereof after the words, "(y) subtracting therefrom any cash expenses, cash charges or cash payments arising from any non-cash expenses or non-cash charges that were added back to Consolidated EBITDA pursuant to clause
         (x)(i) above in a previous period", and before the semi-colon immediately thereafter, the following additional words:

         "(other than cash expenses arising from the expense accruals that were added back to Consolidated EBITDA for the Measurement Period ending December 31, 1998 in respect of the buyout of options of William Pollak and Leslye Katz in the respective amounts of $539,000 and $204,000, which amounts are reflected in the audited financial statements of Holdings and the Borrower for the Fiscal Year ended December 31, 1998)"

(c) SECTION 1.01 (DEFINED TERMS): "CONSOLIDATED TOTAL LEVERAGE RATIO" The definition of "Consolidated Total Leverage Ratio" in Section 1.01 of the Credit Agreement shall be amended by the deletion of the existing definition and its replacement by the following:

                  "CONSOLIDATED TOTAL LEVERAGE RATIO" means, at any time, the ratio of (i) Consolidated Total Indebtedness at such time to
                  (ii) (for the purposes of Section 2.09(a) hereof only) Consolidated EBITDA or (for all other purposes) Adjusted Consolidated EBITDA, in each case, for the Measurement Period then most recently ended."

(d) Section 2.01 (Amounts and Terms of Commitment): Section 2.01 shall be amended by adding "(a)" before the first word of the first line thereof and adding the following as a second paragraph immediately following the last line of the first paragraph of Section 2.01:

                           (b) Notwithstanding anything to the contrary,
                  contained in Section 2.01(a), the Banks shall not be obligated to make Revolving Loans the principal amount of which, together with the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount of all outstanding Letters of Credit Obligations (exclusive of unpaid drawings under any Letter of Credit which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans), exceeds $20,000,000 in the aggregate until the first date on which either (i) the Administrative Agent is reasonably satisfied that the Consolidated Leverage Ratio, on a pro forma basis, is less than 7.00:1.00 or (b) the actual Consolidated Total Leverage Ratio for the Measurement Period then most recently ended is less than 7.00:1.00.

(e)      SECTION 2.09 (INTEREST) Section 2.09 shall be amended as follows:

                  (i) in Section 2.09(a)(ii), by deleting the words "Consolidated Total Leverage Ratio is greater than or equal to 7.00 to 1.00 ("LEVEL VI")" and substituting therefor the words:

                                    "Consolidated Total Leverage Ratio is equal to or less than 7.50 to 1.00 but greater than or equal to 7.00 to 1.00 ("Level VI")"

                  (ii) in Section 2.09(a)(ii), by inserting the following below Level VI:


                                            APPLICABLE MARGINS
                                            ------------------
Consolidated Total Leverage            EURODOLLAR RATE     BASE RATE
---------------------------            ---------------     ---------
Ratio is Greater Than 7.50 to
1.00 ("LEVEL VII")                         3.000%            2.000%


                  (iii) in Section 2.09(a)(iii), by deleting references on the sixth and eleventh lines to "Level VI" and replacing such references with "Level VII".

(f)      SECTION 8.07 (CONSOLIDATED INTEREST COVERAGE RATIO):
         The ratios set forth in Section 8.07 with respect to the periods set forth below shall be amended by deleting the existing ratio corresponding to the respective periods set forth below and substituting therefor the respective ratios specified below for the same corresponding periods:


FISCAL QUARTER ENDING                       RATIO

March 31, 1999                              1.40:1.00
June 30, 1999                               1.40:1.00
September 30, 1999                          1.40:1.00


(g)      SECTION 8.09 (MAXIMUM TOTAL LEVERAGE RATIO):

         Section 8.09 shall be amended by deleting the words "December 31, 1998 through and including December 30, 1999" and the ratio corresponding thereto and the words "December 31, 1999 through and including December 30, 2000" and the ratio corresponding thereto and substituting therefor the respective ratios specified below for the corresponding periods specified below:


PERIOD                                                     RATIO
------                                                     -----
December 31, 1998 through and including
March 30, 1999                                             7.50:1.00

March 31, 1999 through and including June
29, 1999                                                   8.25:1.00

June 30, 1999 through and including
September 29, 1999                                         8.25:1.00

September 30, 1999 through and including
December 30, 1999                                          8.00:1.00

December 31, 1999 through and including
March 30, 2000                                             7.25:1.00

March 31, 2000 through and including
December 30, 2000                                          6.75:1.00


                  4. CONDITIONS TO EFFECTIVENESS. Provided that no unwaived Default or Event of Default shall then exist, this Amendment shall be deemed to be effective as of March 29, 1999

(the "EFFECTIVE DATE") upon the Administrative Agent's receipt of each of the following in form and substance satisfactory to the Administrative Agent:

                           (a) A duly executed original or facsimile counterpart
                  of this Amendment executed by the Borrower, Holdings, the Administrative Agent and the Required Banks;

                           (b) True, complete and accurate copies, duly
                  certified by an officer of the Borrower and Holdings, respectively, of all documents evidencing any necessary corporate action, resolutions, consents and governmental approvals, if any, required for the execution, delivery and performance of this Amendment, and any other document, instrument or agreement executed or delivered in connection therewith by the Borrower or Holdings; and

                           (c) Such other documents, instruments or agreements
                  as the Administrative Agent may reasonably request.

                  5. REPRESENTATIONS AND WARRANTIES. In order to induce the Administrative Agent and the Required Banks to enter into this Amendment, the Borrower and Holdings hereby represent, warrant and certify to each of the Administrative Agent and the Banks that, as of the date of this Amendment and as of the Effective Date and after giving effect to this Amendment and to the Waiver to Credit Agreement dated March 29, 1999 between the parties hereto in respect of the Credit Agreement:

                           (a) no Default or Event of Default exists;

                           (b) each and every representation and warranty
                  contained in the Loan Documents is true, correct, complete and accurate with the same effect as if then made, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true, correct, complete and accurate on and as of such earlier date); and

                           (c) the Borrower and Holdings are in compliance with
                  all of the covenants contained in the Loan Documents.

                  6. FULL FORCE AND EFFECT. Except as specifically modified or amended by the terms of this Amendment, the Loan Documents and all provisions contained therein are, and shall continue, in full force and effect and are hereby ratified and confirmed.

                  7. INDEMNITIES. The Borrower and Holdings shall indemnify and hold the Required Banks, the Administrative Agent, their assignees and participants and their respective affiliates, officers, employees, directors, agents and attorneys (collectively, "INDEMNIFIED PARTIES") harmless from any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Indemnified Parties, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of, any person including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of the Borrower and Holdings, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed in connection herewith, provided that the Borrower and Holdings shall have no obligation hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of any of the Indemnified Parties seeking such indemnification. The foregoing indemnity shall survive the payment in full of the Obligations, and shall not in any way limit or modify the provisions of
Section 12.05 of the Credit Agreement.

                  8. COUNTERPARTS. This Amendment may be executed in any number of separate counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                  9. MISCELLANEOUS. This Amendment shall be binding upon all the parties to the Credit Agreement and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, the Administrative Agent and the Banks and their respective successors and assigns and shall be governed by, and construed and enforced in accordance with, the internal laws in effect in the State of New York.

                       [INDIVIDUAL SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, as Administrative Agent

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION, as a Bank

                                     By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                     AMERICAN LAWYER MEDIA HOLDINGS, INC.

                                     By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                     AMERICAN LAWYER MEDIA,  INC.

                                     By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                     BANKBOSTON, N.A., as a Bank

                                     By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                     CREDIT LYONNAIS, as a Bank

                                     By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                               WAIVER AND CONSENT
                               AND THIRD AMENDMENT
                               TO CREDIT AGREEMENT

         This WAIVER AND CONSENT AND THIRD AMENDMENT TO CREDIT
AGREEMENT is entered into as of the 20th day of July, 1999 (this "WAIVER AND CONSENT") by and among AMERICAN LAWYER MEDIA HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), AMERICAN LAWYER MEDIA, INC., a Delaware corporation (the "BORROWER"), the several lenders party hereto (the "REQUIRED BANKS") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as administrative agent (the "ADMINISTRATIVE AGENT").

                                    RECITALS

         A. The Borrower, Holdings, various banks and other financial institutions or entities (collectively, the "BANKS"), the Administrative Agent, the Issuing Bank, the Syndication Agent and the Arrangers have previously entered into that certain Credit Agreement, dated as of March 25, 1998, as amended by the Amendment to Credit Agreement, dated as of April 24, 1998 (the "FIRST AMENDMENT"), among Holdings, the Borrower, the Required Banks (as defined therein) and the Administrative Agent, and as amended by the Second Amendment to Credit Agreement, dated as of April 26, 1999 (the "SECOND AMENDMENT"), among Holdings, the Borrower, the Required Banks (as defined therein) and the Administrative Agent (such Credit Agreement, as amended by the First Amendment and the Second Amendment, collectively, the "CREDIT AGREEMENT").

         B. The Borrower and Holdings have requested that the Required Banks and the Administrative Agent grant certain waivers and consents as hereinafter described.

         C. The Required Banks and the Administrative Agent are willing to grant the requested waivers and consents, subject to the terms and conditions set forth herein.

         D. The Borrower, Holdings, the Required Banks and the Administrative Agent desire also to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the terms and conditions set forth herein, any extension of credit or other financial accommodation heretofore, now or hereafter made by any of the Banks or of the Administrative Agent to the Borrower and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. RECITALS. The foregoing recitals are accurate and are incorporated herein and made a part hereof.

         2. DEFINITIONS AND REFERENCES. Each initially capitalized term used herein without definition shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise specified, references to an article, a section, a subsection, a schedule or an exhibit are to the Credit Agreement.

         3.       WAIVERS AND CONSENTS.

                  (a) On December 31, 1998, the Borrower created Professional On Line, Inc., a Delaware corporation ("POL"), as a Subsidiary and POL issued 100 shares of common stock, par value $.01 per share, to the Borrower. Additionally, on the same date, Counsel Connect, LLC and Law Journal Extra, Inc. merged with and into POL, with POL being the surviving corporation in both instances. The Administrative Agent and the Banks hereby consent to such transactions and, subject to paragraph 3(d) below, waive any Defaults or Events of Default under the Credit Agreement and defaults under the other Loan Documents attributable to such transactions including, without limitation, under Credit Agreement Sections
8.02 (Consolidation, Merger, Purchase or Sale of Assets, etc.), 8.06 (Transactions with Affiliates), 8.12 (Limitation on Issuance of Capital Stock),
8.14 (Limitation on Creation of Subsidiaries), 9.01(b), (c), and (d) (Events of Default), 7.03(a) (Notices), 6.06 (No Default), 6.15 (Subsidiaries) and 6.17 (Accuracy of Information) and Pledge Agreement Sections 3.2 (Subsequently Acquired Securities and/or Partnership Interests) and 5 (Voting, Etc., While No Event of Default), that may be deemed to relate to or arise from the above described transactions.

                  (b) On or about July 20, 1999:

                           (i) NLP IP Company and The New York Law Publishing
Company intend to dividend the assets constituting the Internet and other electronic commerce business thereof (the "INTERNET ASSETS") and intend to transfer liabilities relating to the Internet Assets (the "INTERNET LIABILITIES"), in each case listed respectively, on SCHEDULE 1 hereto and
SCHEDULE 2 hereto, to National Law Publishing Company, Inc. ("NLPC");

                           (ii) NLPC intends to dividend the Internet Assets
together with the assets constituting the Internet and other electronic commerce business of NLPC and intends to transfer the Internet Liabilities together with liabilities relating to the Internet and other electronic business of NLPC, in each case listed on SCHEDULE 3 hereto, to the Borrower;

                           (iii) the Borrower intends to contribute to POL the
assets and intends to transfer the liabilities, in each case, described in clauses (i) and (ii) above;

                           (iv) POL intends to recapitalize with the result that
100 shares of preferred stock, par value $.01 per share, of POL and 600 shares of common stock, par value $.01 per share, of POL will, in each case, be delivered to and owned by the Borrower; and

                           (v) the Borrower intends (x) to sell to the existing
stockholders of Holdings and to ALM Management Investors, L.L.C. ("ALM MANAGEMENT") or to an entity owned by them, all of the common stock, par value $.01 per share, of POL in consideration of $1,000,000 in cash and (y) to pledge to the Collateral Agent, for the benefit of the Secured Creditors, pursuant to the Pledge Agreement Section 3.2, all of the preferred stock, par value $.01 per share, of POL.

The parties understand and agree that the Borrower may supplement or amend the Schedules attached hereto with the prior written consent of the Administrative Agent, which consent shall not be unreasonably delayed or withheld.

The Administrative Agent and the Banks hereby consent to such transactions and, subject to paragraph 3(d) below, waive any Defaults or Events of Default under the Credit Agreement and defaults under the other Loan Documents attributable to such transactions including without limitation, Credit Agreement Sections 8.02 (Consolidation, Merger, Purchase or Sale of Assets, etc.), 8.03 (Dividends), 8.05 (Advances, Investments and Loans), 8.06 (Transactions with Affiliates), 8.12 (Limitation on Issuance of Capital Stock),
8.14 (Limitation on Creation of Subsidiaries), 9.01(b), (c), and (d) (Events of Default), 7.03(a) (Notices), 6.06 (No Default), 6.15 (Subsidiaries) and 6.17 (Accuracy of Information), Pledge Agreement Section 6 (Dividends and Other Distributions) and Security Agreement Sections 4.2 (Trademark: Licenses and Assignments) and 5.2 (Patent or Copyright: Licenses and Assignments), that may be deemed to relate to or arise from the above described transactions.

                  (c) Additionally, the Administrative Agent and the Banks hereby agree that the proposed contribution of assets by the Borrower to POL (described in clause (iii) of paragraph 3(b) above) will be excluded from any determination of compliance by the Borrower with the investment limitations set forth in Credit Agreement Section 8.05(xii) and (xiii).

                  (d) This Waiver and Consent is specifically limited in time and scope to the occurrences described herein and the consequences of such occurrences and shall not be deemed to extend or apply to any other event or occurrence in existence as of the date hereof or arising hereafter. In addition, this Waiver and Consent shall not be deemed to constitute a custom or a practice on the part of any or all of the Banks or the Administrative Agent.

         4.       AMENDMENT.

                  (a) ADJUSTED CONSOLIDATED EBITDA The definition of "Adjusted Consolidated EBITDA" in Section 1.01 of the Credit Agreement shall be amended by the deletion of the existing definition and its replacement by the following:

                  "ADJUSTED CONSOLIDATED EBITDA" means, for any Measurement Period, Consolidated EBITDA for such Measurement Period, adjusted by adding thereto up to the Applicable Amount of Development Costs actually incurred by Holdings and its Subsidiaries for such Measurement Period in connection with a Specified Project (defined below); PROVIDED that such Development Costs shall only be added back to the extent that the same reduced Consolidated Net Income for such Measurement Period. For these purposes, and in respect of the Measurement Periods specified, the "Applicable Amount" of Development Costs shall be as follows:


PERIOD                                                    APPLICABLE AMOUNT OF
------                                                      DEVELOPMENT COSTS
                                                          --------------------
(FISCAL QUARTER ENDING)
-----------------------
March 31, 1999                                            1,500,000

June 30, 1999                                             4,100,000

September 30, 1999                                        6,700,000

December 31, 1999                                         8,700,000

March 31, 2000                                            9,500,000

June 30, 2000                                             8,600,000

September 30, 2000                                        6,700,000


Period
------                                                 Applicable Amount of
                                                        Development Costs
                                                       --------------------
December 31, 2000                                         5,500,000

March 31, 2001 and each fiscal                            4,000,000
quarter thereafter


                  For purposes of this definition, "Specified Project" means the development of: (i) the publication to be entitled the "Daily Deal", (ii) the Law News Network and (iii) the Borrower's new high-end news letter initiative.

                  (b) Article VIII of the Credit Agreement is hereto amended to add the following new Section 8.15:

       "8.15 APPROVAL FOR CERTAIN TRANSACTIONS. Notwithstanding anything in
       Section 8.06 to the contrary. Holdings and its subsidiaries shall obtain the prior written consent of the Administrative Agent, which consent shall not be unreasonably delayed or withheld, prior to executing any agreement relating to the categories listed on SCHEDULE 4 hereto with Law.Com Acquisition Corp., a Delaware corporation, or its Subsidiaries; PROVIDED, HOWEVER, that any non-material amendment, supplement or modification to any such agreement shall not require such consent."

                  (c) Section 8.14 of the Credit Agreement is hereby amended (i) to insert on the fifth line of such section (directly following the phrase "so long as") the following: ", within 30 days of such establishment, creation or acquisition, as the case may be," and (ii) to insert on the twelfth line of such section (directly following the phrase "cause to be executed and delivered,") the following: ", within 30 days of establishment, creation or acquisition, as the case may be,".

                  (d) Article XII of the Credit Agreement is hereby amended to add the following new Section 12.18:

       "12.18 PROFESSIONAL ON LINE, INC. Notwithstanding any other provision of this Agreement or any other Loan Document, upon consummation of the sale contemplated by paragraph 3(b)(v) hereof (a) Professional On Line, Inc., a Delaware corporation ("POL"), and any Subsidiaries of POL from time to time in existence, shall be excluded and released from all representations, warranties, covenants and other obligations under the Loan Documents applicable to Subsidiaries of the Borrower, (b) POL and its Subsidiaries shall not be obligated to become parties to the Pledge Agreement, the Subsidiary Guaranty, the Security Agreement, any Guarantor Supplement or any other Loan Document but (c) the Borrower shall be required to pledge the preferred stock of POL to the Collateral Agent pursuant to the Pledge Agreement."

                  (e) Section 3.2 of the Pledge Agreement is hereby amended to insert on the fourth line of such section (immediately following the phrase "promptly thereafter") the following: ", and in any event within 30 days,".

                  (f) Section 3.3 of the Pledge Agreement is hereby amended to insert on the fourth line of such section (immediately following the phrase "shall promptly") the following: ", and in any event within 30 days,".

       5. CONDITIONS TO EFFECTIVENESS. Provided that no unwaived Default or Event of Default shall then exist other than any Default or Event of Default relating to or arising from any of the transactions described in paragraph 3 hereof, this Waiver and Consent shall be deemed to be effective as of July 20, 1999 (the "EFFECTIVE DATE"), provided the Administrative Agent shall have received on or before July 20, 1999 each of the following in form and substance satisfactory to the Administrative Agent:

                  (a) A duly executed original or facsimile counterpart of this Waiver and Consent executed by the Borrower, Holdings, the Administrative Agent and the Banks;

                  (b) True, complete and accurate copies, duly certified by an officer of the Borrower and Holdings, respectively, of all documents evidencing any necessary corporate action, resolutions, consents and governmental approvals, if any, required for the execution, delivery and performance of this Waiver and Consent, and any other document, instrument or agreement executed or delivered in connection therewith by the Borrower or Holdings;

                  (c) Such other documents, instruments or agreements as the Administrative Agent may reasonably request.

       6. REPRESENTATIONS AND WARRANTIES. In order to induce the Administrative Agent and the Required Banks to enter into this Waiver and Consent, the Borrower and Holdings hereby represent, warrant and certify to each of the Administrative Agent and the Banks that, except as described in paragraph 3 above, as of the date of this Waiver and Consent and as of the Effective Date and after giving effect to this Waiver and Consent:

                  (a) no Default or Event of Default exists before and after giving effect to the waivers and consents contained herein;

                  (b) each and every representation and warranty contained in the Loan Documents is true, correct, complete and accurate with the same effect as if then made, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true, correct, complete and accurate on and as of such earlier date); and

                  (c) the Borrower and Holdings are in compliance with all of the covenants contained in the Loan Documents.

       7. FULL FORCE AND EFFECT. Except as specifically modified or amended by the terms of this Waiver and Consent, the other Loan Documents and all provisions contained therein are, and shall continue, in full force and effect and are hereby ratified and confirmed.

       8. INDEMNITIES. The Borrower and Holdings shall, jointly and severally, indemnify and hold the Banks, the Administrative Agent, their assignees and participants and their respective affiliates, officers, employees, directors, agents and attorneys (collectively, "INDEMNIFIED PARTIES") harmless from any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Indemnified Parties, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of any Person including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of the

Borrower and Holdings, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Waiver and Consent or any other document executed in connection herewith, provided that the Borrower and Holdings shall have no obligation hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of any of the Indemnified Parties seeking such indemnification. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Waiver and Consent, and shall not in any way limit or modify the provisions of Section 12.05 of the Credit Agreement.

       9. COUNTERPARTS. This Waiver and Consent may be executed in any number of separate counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

       10. MISCELLANEOUS. This Waiver and Consent shall be binding upon the Borrower, Holdings and their successors and assigns, and shall inure to the benefit of, and be enforceable by, the Administrative Agent and the Banks and their respective successors and assigns and shall be governed by, and construed and enforced in accordance with, the internal laws in effect in the State of New York without giving effect to principles of choice of law.

                       [INDIVIDUAL SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, as Administrative Agent

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION, as a Bank

                                     By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                     AMERICAN LAWYER MEDIA HOLDINGS, INC.

                                     By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                     AMERICAN LAWYER MEDIA,  INC.

                                     By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                     BANKBOSTON, N.A., as a Bank

                                     By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                     CREDIT LYONNAIS, as a Bank

                                     By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                                                      SCHEDULE 1

                 NLP IP COMPANY INTERNET ASSETS AND LIABILITIES

-        National and regional web sites

- Law journal information systems (excluding the court calendar and other databases)

- Uniform resource locators relating to national and regional web sites and law journal information systems (excluding the court calendar and other databases)

-        Accounts receivable

-        Trade payables

-        Employee accruals and related liabilities

                                                                      SCHEDULE 2

       THE NEW YORK LAW PUBLISHING COMPANY INTERNET ASSETS AND LIABILITIES

-        National and regional web sites

- Law journal information systems (excluding the court calendar and other databases)

- Uniform resource locators relating to national and regional web sites and law journal information systems (excluding the court calendar and other databases)

-        Accounts receivable

-        Trade payables

-        Employee accruals and related liabilities

                                                                      SCHEDULE 3

         NATIONAL LAW PUBLISHING COMPANY INTERNET ASSETS AND LIABILITIES

-        National and regional web sites

- Law journal information systems (excluding the court calendar and other databases)

- Uniform resource locators relating to national and regional web sites and law journal information systems (excluding the court calendar and other databases)

-        Accounts receivable

-        Trade payables

-        Employee accruals and related liabilities

                                                                      SCHEDULE 4

1.       License agreements relating to the MA3000 database

2.       Content license agreements

3.       Advertising agreements

4.       Classified advertising revenue sharing agreements

5.       Administrative services agreements

                                   CONSENT AND
                                FOURTH AMENDMENT
                               TO CREDIT AGREEMENT

         This CONSENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT is entered into as of the __th day of March, 2000 (the "CONSENT AND FOURTH AMENDMENT") by and among AMERICAN LAWYER MEDIA HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), AMERICAN LAWYER MEDIA, INC., a Delaware corporation (the "BORROWER"), the several lenders from time to time party to the Consent and Fourth Amendment (the "REQUIRED BANKS") and BANK OF AMERICA, N.A. (as successor in interest to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION), a national banking association, as administrative agent (the "ADMINISTRATIVE AGENT").

                                    RECITALS

         A. The Borrower, Holdings, various banks and other financial institutions or entities (collectively, the "BANKS"), the Administrative Agent, the Issuing Bank, the Syndication Agent and the Arrangers previously entered into that certain Credit Agreement dated as of March 25, 1998, as amended by the Amendment to Credit Agreement, dated as of April 24, 1998 (the "FIRST AMENDMENT"), among Holdings, the Borrower, the Required Banks (as defined therein) and the Administrative Agent, as further amended by the Second Amendment to Credit Agreement, dated as of April 26, 1999 (the "SECOND AMENDMENT"), among Holdings, the Borrower, the Required Banks (as defined therein) and the Administrative Agent, as further amended by the Waiver and Consent and Third Amendment to Credit Agreement, dated as of July 20, 1999 (the "WAIVER AND CONSENT AND THIRD AMENDMENT"), among Holdings, the Borrower, the Required Banks (as defined therein) and the Administrative Agent, and as further modified by the Waiver to Credit Agreement dated as of November 12, 1999 (the "WAIVER") among Holdings, the Borrower, the Required Banks and the Administrative Agent (such Credit Agreement, as amended by the First Amendment, the Second Amendment, the Waiver and Consent and Third Amendment, and the Waiver, collectively, the "CREDIT AGREEMENT").

         B. The Borrower and Holdings have requested that the Required Banks and the Administrative Agent grant certain consents as hereinafter described.

         C. The Required Banks and the Administrative Agent are willing to grant the requested consents, subject to the terms and conditions set forth herein.

         D. The Borrower, Holdings, the Required Banks and the Administrative Agent desire also to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the terms and conditions set forth herein, any extension of credit or other financial accommodation heretofore, now or hereafter made by any of the Banks or the Administrative Agent to the Borrower and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. RECITALS. The foregoing recitals are accurate and are incorporated herein and made a part hereof.

                  2. DEFINITIONS AND REFERENCES. Each initially capitalized term used herein without definition shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise specified, references to an article, a section, a subsection, a schedule or an exhibit are to the Credit Agreement.

                  3. CONSENTS.

                           (a)      The Borrower intends to sell substantially
all of the assets and liabilities of the business of the Borrower and its direct and indirect Subsidiaries engaged in the publication of "The Daily Deal" and "Corporate Control Alert" in printed and electronic form to a limited liability company (the "LLC") to be organized and owned (directly or indirectly) by all or substantially all of the stockholders of Holdings, in return for cash consideration and a membership interest issued by the LLC (the "MEMBERSHIP INTEREST"). Upon the issue to it of certificates representing the Membership Interest, the Borrower will pledge to the Collateral Agent, for the benefit of the Secured Creditors, pursuant to Section 3.2 of the Pledge Agreement, all of such certificates. In connection with the Transaction (as defined below), certain assets of the business mentioned above will, prior to the sale thereof, be dividended by one or more Subsidiaries of the Borrower to the Borrower. The transactions referred to in this paragraph 3(a) shall be referred to in the aggregate as the "TRANSACTION".

                           (b)      Notwithstanding anything to the contrary in
the Loan Documents, the Administrative Agent and the Banks hereby consent to the Transaction so long as (i) the aggregate consideration received by the Borrower in connection therewith is at least $9,700,000, (ii) at least 75% of such consideration consists of cash, with the balance consisting of the Membership Interest, and (iii) all such consideration is received at the time of the consummation of the Transaction. Upon the consummation of the Transaction, the Administrative Agent (including in its capacity as Collateral Agent) and the Banks hereby agree that the assets so sold shall be sold free and clear of the Liens created by the respective Collateral Documents.


                           (c)      The Administrative Agent and the Banks
hereby agree that the Transaction and any disposal of the Membership Internet (which is otehrwise in accordance with the terms of the Credit Agreement) will be excluded from any determination of compliance by the Borrower with the asset sale limitations set forth in Credit Agreement Section 8.02(iv)and the investment limitations set forth in Credit AGreement Section 8.05(xiii).

                           (d)      The Administrative Agent and the Banks
further agree that, notwithstanding anything to the contrary contained in
Section 2.05(f) of the Credit Agreement, the Net Sale Proceeds from (i) the Transaction and/or (ii) any disposal of the Membership Interest (which is otherwise in accordance with the terms of the Credit Agreement), may be reinvested in a Person, business, assets or property which in the good faith reasonable judgment of the Board of Directors of the Borrower will constitute or be a part of a Related Business (as defined in the Borrower Senior Note Indenture) within 265 days following the date of the Transaction or, as the case may be, such disposal, so long as such reinvestment is otherwise permitted under the Credit Agreement; PROVIDED, HOWEVER, that if all or any portion of such Net Sale Proceeds are not so reinvested within such 265 day period (or such earlier date, if any, on which the Board of Directors of the Borrower determines not to so reinvest such Net Sale Proceeds), the Aggregate Revolving Commitment shall be permanently reduced on the last day of such period (or such earlier date, as the case may be) by an amount equal to such remaining portion.

                           (e)      Finally, the Administrative Agent and the
Banks agree that, for the purposes of Section 2.05(h) of the Credit Agreement, any gain on the proceeds of (i) the Transaction, and (ii) any disposal of the Membership Interest (which is otherwise in accordance with the terms of the Credit Agreement), received by the Borrower shall be deemed to be excluded from the Excess Cash Flow calculation in respect of the Excess Cash Payment Period during which such proceeds are received by the Borrower (by excluding an amount equal to such gain from Adjusted Consolidated Net Income for such period).

                           (f)      The consents described in this Section 3 are
specifically limited in scope to the Transaction and other circumstances described herein and shall not be deemed to extend or apply to any other event or circumstance in existence as of the date hereof or arising hereafter. In addition, the consents described in this Section 3 shall not be deemed to constitute a custom or a practice on the part of any or all of the Banks or the Administrative Agent.

                  4. AMENDMENT. It is hereby agreed that the Credit Agreement shall be amended, effective as of the Effective Date (defined below), as follows:

(a)      SECTION 1.01 (DEFINED TERMS): "ADJUSTED CONSOLIDATED EBITDA":

         The definition of "Adjusted Consolidated EBITDA" in Section 1.01 of the Credit Agreement shall be amended by the deletion of the existing definition and its replacement by the following:

         "ADJUSTED CONSOLIDATED EBITDA" means, for any Measurement Period, Consolidated EBITDA for such Measurement Period, adjusted by adding thereto up to the Applicable Amount of Development Costs actually incurred by Holdings and its Subsidiaries for such Measurement Period in connection with a Specified Project (defined below); PROVIDED that such Development Costs shall only be added back to the extent that the same reduced Consolidated Net Income for such Measurement Period. For these purposes, and in respect of the Measurement Periods specified below, the "Applicable Amount" of Development Costs shall be as follows:


                -------------------------------------------  -------------------------------------
                MEASUREMENT PERIOD                                  Applicable Amount of
                (FISCAL QUARTER ENDING)                               DEVELOPMENT COSTS
                -------------------------------------------  ------------------------------------
                March 31, 1999                                        1,500,000
                -------------------------------------------  -------------------------------------
                June 30, 1999                                         4,100,000
                -------------------------------------------  -------------------------------------
                September 30, 1999                                    7,300,000
                -------------------------------------------  -------------------------------------
                December 31, 1999                                     11,850,000
                -------------------------------------------  ------------------------------------
                March 31, 2000                                        12,300,000
                -------------------------------------------  ------------------------------------
                June 30, 2000                                         11,400,000
                -------------------------------------------  -------------------------------------
                September 30, 2000                                    7,800,000
                -------------------------------------------  -------------------------------------
                December 31, 2000                                     4,000,000
                -------------------------------------------  -------------------------------------
                March 31, 2001 and each fiscal quarter                4,000,000
                thereafter
                -------------------------------------------  -------------------------------------

       Provided that the Applicable Amount of Development Costs for all Measurement Periods from (and including) the fiscal quarter ending March 31, 2000 to (and including) the fiscal quarter in which substantially all of the assets and liabilities comprising "The Daily Deal" publication are sold by the Borrower shall be increased by the amount of Development Costs actually incurred by Holdings and its Subsidiaries for such Measurement Periods in connection with the Specified Project stated under clause (i) of the definition thereof below but only to the extent that such Development Costs do not exceed, in aggregate, the cash consideration received by the Borrower in respect of such sale.

       For purposes of this definition, "Specified Project" means the development of: (i) the business comprising "The Daily Deal" publication,
       (ii) the business of Professional On Line, Inc., (iii) the Borrower's high-end newsletter initiative, (iv) the Borrower's "Directory Publishing" division, and (v) an international network of offices of the Borrower as part of the "International Expansion" initiative."

(b) SECTION 2.01 (AMOUNTS AND TERMS OF COMMITMENT):

       Section 2.01(b) of the Credit Agreement shall be amended by replacing the amount "$20,000,000" where it appears in such Section with the amount "$22,500,000".

(c) SECTION 8.06 (TRANSACTIONS WITH AFFILIATES):

       Section 8.06 of the Credit Agreement shall be amended by the addition of a new Section 8.06(vi) as follows:

       "(vi) any agreement between the LLC (or its successors) and the Borrower or any of its Subsidiaries with respect to the business comprising "The Daily Deal" and "Corporate Control Alert" publications so long as such agreement is otherwise on an arms' length basis."

(d)    SECTION 8.07 (CONSOLIDATED INTEREST COVERAGE RATIO):

       The ratios set forth in Section 8.07 of the Credit Agreement with respect to the periods set forth below shall be amended by deleting the existing ratio corresponding to the respective periods set forth below and substituting therefor the respective ratios specified below for the same corresponding periods:

                  FISCAL QUARTER ENDING                       RATIO
                  December 31, 1999                           1.50:1.00
                  March 31, 2000                              1.50:1.00
                  June 30, 2000                               1.60:1.00
                  September 30, 2000                          1.60:1.00
                  December 31, 2000                           1.90:1.00

(e)    SECTION 8.08 (CONSOLIDATED FIXED CHARGE COVERAGE RATIO):

       The ratio set forth in Section 8.08 of the Credit Agreement with respect to the period set forth below shall be amended by deleting the existing ratio corresponding to the period set forth below and substituting therefor the ratio specified below for the same corresponding period:


                  FISCAL QUARTER ENDING                       RATIO
                  December 31, 1999                           0.95:1.00

(f)    SECTION 8.09 (MAXIMUM TOTAL LEVERAGE RATIO):

       Section 8.09 of the Credit Agreement shall be amended by deleting the existing table of periods and corresponding ratios and substituting therefor the following:



PERIOD                                                      RATIO
------                                                      -----

June 30, 1998 through and including
December 30, 1998                                           7.75:1.00

December 31, 1998 through and including
March 30, 1999                                              7.50:1.00

March 31, 1999 through and including June
29, 1999                                                    8.25:1.00

June 30, 1999 through and including
September 29, 1999                                          8.25:1.00

September 30, 1999 through and including


December 30, 1999                                           8.00:1.00

December 31, 1999 through and including
March 30, 2000                                              8.25:1.00

March 31, 2000 through and including
June 29, 2000                                               8.25:1.00

June 30, 2000 through and including
September 29, 2000                                          7.75:1.00

September 30, 2000 through and including
December 30, 2000                                           7.75:1.00

December 31, 2000 through and including
December 30, 2001                                           6.75:1.00

Thereafter                                                  6.00:1.00


                  5. FEES. In consideration for the consents and amendments herein contained, the Borrower and Holdings agree that a fee of $100,000 shall be payable by the Borrower to the Administrative Agent (for the PRO RATA distribution to the Banks), $50,000 of which shall be payable on or prior to the Effective Date and the remaining $50,000 of which shall be payable upon (and only upon) the date referred to in Section 2.01(b) of the Credit Agreement (as amended hereby) on which the cap of $22,500,000 referred to therein is no longer applicable in accordance therewith or, if earlier, the date on which such cap is raised by agreement of the Required Banks.

                  6. CONDITIONS TO EFFECTIVENESS. Provided that no unwaived Default or Event of Default shall then exist, this Consent and Fourth Amendment shall be deemed to be effective upon (I) consummation of the initial capital contribution to the LLC and (II) the Administrative Agent's receipt of:

                     (a) one or more duly executed original or facsimile counterparts of this Consent and Fourth Amendment executed by the Borrower, Holdings, the Administrative Agent and the Required Banks;

                     (b) the initial $50,000 fee referred to in Section 5 hereof;

                     (c) the Borrower's written confirmation of the consummation of the Transaction, the material terms and conditions of which shall have been approved in writing by the Administrative Agent (although this clause (c) shall be the last event to occur under this Section 6);

                     (d) true, complete and accurate copies, duly certified by an officer of the Borrower and Holdings, respectively, of all documents evidencing any necessary corporate action, resolutions, consents and governmental approvals, if any, required for the execution, delivery and performance of this Consent and Fourth Amendment, and any other document, instrument or agreement executed or delivered in connection therewith by the Borrower or Holdings; and

                     (e) such other documents, instruments or agreements as the Administrative Agent may reasonably request.

                  The date on which all such conditions are satisfied being the "EFFECTIVE DATE".

                  7. REPRESENTATIONS AND WARRANTIES. In order to induce the Administrative Agent and the Required Banks to enter into this Consent and Fourth Amendment, the Borrower and Holdings hereby represent, warrant and certify to each of the Administrative Agent and the Banks that, as of the date of this Consent and Fourth Amendment and as of the Effective Date and after giving effect to this Consent and Fourth Amendment:

                     (a) no Default or Event of Default exists;

                     (b) each and every representation and warranty contained in the Loan Documents is true, correct, complete and accurate with the same effect as if then made, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true, correct, complete and accurate on and as of such earlier date); and

                     (c) the Borrower and Holdings are in compliance with all of the covenants contained in the Loan Documents.

                  8. FULL FORCE AND EFFECT. Except as specifically modified or amended by the terms of this Consent and Fourth Amendment, the Loan Documents and all provisions contained therein are, and shall continue, in full force and effect and are hereby ratified and confirmed.

                  9. INDEMNITIES. The Borrower and Holdings shall, jointly and severally, indemnify and hold the Banks, the Administrative Agent, their assignees and participants and their respective affiliates, officers, employees, directors, agents and attorneys (collectively, "INDEMNIFIED PARTIES") harmless from any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Indemnified Parties, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of, any Person including, without limitation, officers, directors, agents, trustees, creditors, partners, shareholders or affiliates of the Borrower, Holdings and their respective Subsidiaries, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Consent and Fourth Amendment or any other document executed in connection herewith, provided that the Borrower and Holdings shall have no obligation hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of any of the Indemnified Parties seeking such indemnification. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Consent and Fourth Amendment, and shall not in any way limit or modify the provisions of Section 12.05 of the Credit Agreement.

                  10. COUNTERPARTS. This Consent and Fourth Amendment may be executed in any number of separate counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                  11. MISCELLANEOUS. This Consent and Fourth Amendment shall be binding upon all the parties to the Credit Agreement and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, the Administrative Agent and the Banks and their respective successors and assigns and shall be governed by, and construed and enforced in accordance with, the internal laws in effect in the State of New York without giving effect to principles of choice of law.

                       [INDIVIDUAL SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Consent and Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              BANK OF AMERICA, N.A. (as successor in interest to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION), as Administrative Agent

                              By:
                                 ----------------------------------------------
                                 Name:
                                 Title:

                              BANK OF AMERICA, N.A. (as successor in interest to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION), as a Bank

                              By:
                                ------------------------------------------------
                                Name:
                                Title:

                              BANKBOSTON, N.A., as a Bank

                              By:
                                 ----------------------------------------------
                                 Name:
                                 Title:

                              CREDIT LYONNAIS, as a Bank

                              By:
                                -----------------------------------------------
                                Name:
                                Title:

                              AMERICAN LAWYER MEDIA HOLDINGS, INC.

                              By:
                                ------------------------------------------------
                                Name:
                                Title:

                              AMERICAN LAWYER MEDIA, INC.

                              By:
                                ------------------------------------------------
                                Name:
                                Title: